Morgan Stanley Insured Municipal Income Trust
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Security Date     Price   Shares  % of   Total         Purch   Broker
         of       Of      Purcha  Asset  Issued        ased
         Purcha   Shares  sed     s                    By
         se                                            Fund

Metropol 05/09/   Variou  10,000  1.84%  $2,894,185,0  0.35%   Bear
itan     02       s       ,000           00                    Stearns,
Trans                                                          JPMorgan,
Auth,                                                          Salomon
NY, Refg                                                       Smith
Ser 2002                                                       Barney,
A                                                              First
(AMBAC)                                                        Albany,
                                                               Lehman
                                                               Bros.,
                                                               Merrill
                                                               Lynch,
                                                               UBS Paine
                                                               Webber,
                                                               ABN AMRO,
                                                               Advest/Le
                                                               benthal,
                                                               CIBC
                                                               World
                                                               Mkts,
                                                               Commerce
                                                               Capital
                                                               Mkts,
                                                               Fahnestoc
                                                               k,
                                                               Jackson
                                                               Secs.,
                                                               Quick &
                                                               Reilly,
                                                               Ramirez,
                                                               Raymond
                                                               James,
                                                               RBC Dain
                                                               Rauscher,
                                                               Roosevelt
                                                               & Cross,
                                                               Siebert
                                                               Brandford
                                                               Shank,
                                                               Wachovia

Lower    09/26/   $102.8  4,000,  0.71%  $120,965,000  3.31%   Goldman
Colorado 02       1       000                                  Sachs,
Rvr                                                            Bear
Auth,                                                          Stearns,
TX, Refg                                                       A.G.
Ser 2002                                                       Edwards,
(MBIA)                                                         Apex
                                                               Pryor,
                                                               First
                                                               Southwest
                                                               ,
                                                               JPMorgan,
                                                               Lehman
                                                               Bros.,
                                                               Morgan
                                                               Keegan,
                                                               UBS Paine
                                                               Webber,
                                                               Salomon
                                                               Smith
                                                               Barney

Metropol 08/07/   $102.4  3,000,  0.54%  $1,246,870,0  0.24%   Bear
itan     02       6       000            00                    Stearns,
Trans                                                          Merrill
Auth,                                                          Lynch,
NY, Ser                                                        First
2002 A                                                         Albany,
(FSA)                                                          JPMorgan,
                                                               Lehman
                                                               Bros.,
                                                               Salomon
                                                               Smith
                                                               Barney,
                                                               UBS Paine
                                                               Webber,
                                                               ABN AMRO,
                                                               Advest/Le
                                                               benthal,
                                                               CIBC
                                                               World
                                                               Mkts,
                                                               Commerce
                                                               Capital
                                                               Mkts,
                                                               Fahnestoc
                                                               k,
                                                               Jackson
                                                               Secs.,
                                                               Quick &
                                                               Reilly,
                                                               Ramirez,
                                                               Raymond
                                                               James,
                                                               RBC Dain
                                                               Rauscher,
                                                               Roosevelt
                                                               & Cross,
                                                               Siebert
                                                               Brandford
                                                               Shank,
                                                               Wachovia